Exhibit 10.80

AMENDMENT NO. 1 AND CONSENT

            This Amendment No. 1 and Consent (this “Amendment”), dated as of February 15, 2005, is entered into by and between HOST AMERICA CORPORATION, a Colorado corporation (the "Company"),and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (i) the Secured Convertible Term Note A, dated June 23, 2004 (as amended, modified or supplemented from time to time, the “Term Note A”) issued by the Company to Laurus pursuant to the Security Purchase Agreement dated as of June 23, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Securities Purchase Agreement”), (ii) the Secured Convertible Term Note B, dated June 23, 2004 (as amended, modified or supplemented from time to time, the “Term Note B” and together with Term Note A, the “Term Notes”) issued by the Company to Laurus pursuant to the Securities Purchase Agreement, (iii) the Restricted Account Side Letter by and between the Company and Laurus, dated as of June 23, 2004 (as amended, modified or supplemented from time to time, the “Restricted Account Side Letter”), and (iv) the Registration Rights Agreement by and between the Company and Laurus, dated as of June 23, 2004 (as amended, modified or supplemented from time to time, the “Registration Rights Agreement” and, together with the Security Purchase Agreement, the Term Note A, the Term Note B and Restricted Account Side Letter, the “Loan Documents”).  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Note A and the Term Note B, as applicable.

            WHEREAS, the Company and its wholly-owned subsidiary, GlobalNet Acquisition Corp., a Connecticut corporation (“Buyer”), desire to enter into a certain Merger Agreement (the “Merger Agreement”) with RS Services, Inc., an Oklahoma corporation (“RS Services”) and Ronald Ray Sparks, the sole shareholder of RS Services (the “Shareholder”), whereby RS Services will be merged with and into Buyer and the separate corporate existence of RS Services shall terminate (the “Merger”);

            WHEREAS, RS Services currently has indebtedness outstanding to Liberty National Bank (“Liberty”) in the aggregate principal amount of $589,032.87 (the “Liberty Debt”), which Liberty Debt is secured by substantially all of its assets of RS Services and the Company desires, simultaneous with the consummation of the Merger, to use sufficient proceeds from the Restricted Account to repay in full the Liberty Debt;

            WHEREAS, promptly upon the consummation of the Merger, the Buyer desires to change its corporate name to R.S. Services of Connecticut, Inc.; and

            WHEREAS, Laurus has agreed to consent to the Merger and name change of the Buyer, as well as to release of certain funds from the Restricted Account sufficient to repay the Liberty Debt and for working capital purposes, in each case on the terms and conditions set forth herein and, in consideration therefore and in consideration of the other agreements and amendments set forth herein, the receipt of which is hereby acknowledged, the Company has agreed to issue an additional common stock purchase warrant to Laurus to purchase up to 25,000 shares of the Common Stock of the Company (the “New Warrant”);

            NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1.         Notwithstanding any terms of the Loan Documents to the contrary, Laurus hereby consents to: (i) the consummation by the Company and the Buyer of the Merger pursuant to the terms and conditions of the Merger Agreement in the form delivered to Laurus on February __, 2005 and (ii) the change of the Buyer’s name to R.S. Services of Connecticut, Inc. without the provision of 30 days prior written notice.

            2.         Section 2.1(a) of the Term Note A is hereby amended by deleting the last sentence appearing therein in its entirety and inserting the following new sentence in lieu thereof:

“For purposes hereof, the initial “Fixed Conversion Price” means $5.03, provided, however, that the first One Million Dollars ($1,000,000) aggregate principal amount (the “Reduced Price Conversion Amount”) of the Note and/or the Term Note B, collectively, converted into shares of Common Stock on or after February 15, 2005 shall be converted (including all interest and fees converted on or prior to the date of conversion in full of the Reduced Price Conversion Amount) at a Fixed Conversion Price equal to $3.50; thereafter the Fixed Conversion Price shall revert to $5.03, subject to adjustment as set forth herein.”

            3.         Section 2.1(a) of the Term Note B is hereby amended by deleting the last sentence appearing therein in its entirety and inserting the following new sentence in lieu thereof:

“For purposes hereof, the initial “Fixed Conversion Price” means $5.48, provided, however, that the first One Million Dollars ($1,000,000) aggregate principal amount (the “Reduced Price Conversion Amount”) of the Note and/or the Term Note A, collectively, converted into shares of Common Stock on or after February 15, 2005 (including all interest and fees converted on or prior to the date of conversion in full of the Reduced Price Conversion Amount) shall be converted at a Fixed Conversion Price equal to $3.50; thereafter the Fixed Conversion Price shall revert to $5.48, subject to adjustment as set forth herein.”

            4.         Notwithstanding the provisions of Section 1.2 of the Term Note A, no payments of principal under the Term Note A shall be due on any Repayment Date prior to May 1, 2005, and for each such Repayment Date the Monthly Amount shall consist solely of accrued interest.  Commencing on May 1, 2005 and on each Repayment Date thereafter, Borrower shall make monthly principal payments of $148,148.14, with the remaining outstanding principal balance due and payable in full on the Maturity Date, and for each such Repayment Date on or after May 1, 2005, the Monthly Amount shall include both principal then due and accrued interest.

            5.         The parties agree that, as of the date of this Amendment (after giving effect thereto), the funds that have been released to the Borrower from the Restricted Account (as defined in the Restricted Account Agreement) are $972,000.  Notwithstanding the provisions of Section 1.2 of the Term Note B, no payments of principal under the Term Note B shall be due on any Repayment Date prior to May 1, 2005, and for each such Repayment Date the Monthly

Amount shall consist solely of accrued interest on the respective Amortizing Principal Amount.  Commencing on May 1, 2005 and on each Repayment Date thereafter, Borrower shall make monthly principal payments equal to such amount as shall be calculated pursuant to the penultimate sentence of Section 1.2 of the Term Note B, with the remaining outstanding principal balance due and payable in full on the Maturity Date, and for each such Repayment Date on or after May 1, 2005, the Monthly Amount shall include both principal then due and accrued interest.

            6.         The Company hereby agrees to, on or prior to February 18, 2005, file a Rule 424(b) supplement (the “Post-Effective Supplement”) to its Registration Statements with the Securities and Exchange Commission (the “SEC”) relating to Term Note A and the Term Note B and the warrants issued in connection therewith (the “Existing Registration Statement”), which Post-Effective Supplement states the Fixed Conversion Price applicable to the Term Note A and Term Note B, as applicable, and as set forth in Sections 2 and 3 of this Amendment.

            7.         Laurus and the Company hereby agree that, notwithstanding any prior agreement to the contrary, the shares of Common Stock issuable as a result of such amendment and the change to the fixed conversion price to each of the Term Notes shall be registered in the Company’s next registration statement on Form S-3 (or such other appropriate form, excluding a Form S-8); provided, however, that the Company shall register such shares immediately upon the written demand from Laurus if such a registration statement is not filed by the Company on or before March 15, 2005.  It is further agreed that, notwithstanding any prior agreement to the contrary, to the extent such registration statement is not filed on or prior to March 15, 2005, the Company shall pay to Laurus liquidated damages in the amount and manner otherwise set forth in Section 2(b) of the Registration Rights Agreement.

            3.         Upon the execution and delivery of this Amendment by the Company, Laurus hereby agrees to direct the North Fork Bank to release the sum of Seven Hundred Fifty Thousand Dollars ($750,000, less the Unpaid Accrued Amount (as defined below)) to the Company upon consummation of the Merger, provided that, of such amount (x) Five Hundred Eighty Nine Thousand Thirty Two Dollars 87/00 ($589,032.87) (the “Liberty Debt Payment”) shall be sent directly by North Fork Bank by wire transfer of immediately available funds to Liberty and (y) the remainder of such amount shall be sent to the Company by wire transfer of immediately available funds.  Annex A hereto sets forth the wire instructions of each of Liberty and the Company.  Notwithstanding the foregoing, the entire sum of $750,000 referred to above shall for all purposes of the Term Note B be deemed a Release Amount.  The parties agree that, as of February 1, 2005, the amount of accrued and unpaid interest on the Term Note A and Term Note B equals $31,520.72 (the “Unpaid Accrued Amount”).

            8.         The Company agrees and acknowledges that prior to the payment to Liberty of the Liberty Debt Payment, the Company shall cause Liberty to execute and deliver the Pay Off Letter in the form attached hereto as Annex B.

            9.         This Amendment shall be effective as of the date hereof following (i) the execution and delivery of same by each of the Company and Laurus, (ii) the execution and delivery of the New Warrant by the Company to Laurus and (iii) the execution and delivery of the Joinder Agreement substantially in the form attached hereto as Annex C together with all other documents requested by Laurus in connection therewith.

            10.       Except as specifically set forth in this Amendment, there are no other amendments to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

            11.       The Company hereby represents and warrants to Laurus that as of the date hereof, no Event of Default exists and is continuing and all representations, warranties and covenants made by Company in connection with the Loan Documents are true, correct and complete and all of Company’s and its Subsidiaries’ covenant requirements have been met.

            12.       This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to be effective and signed in its name effective as of the date set forth above.

HOST AMERICA CORPORATION

By: /s/ Geoffrey Ramsey
Name: Geoffrey Ramsey
Title: CEO

LAURUS MASTER FUND, LTD.

By: /s/ Eugene Gin
Name: Eugene Gin
Title: Director

ANNEX A

WIRING INSTRUCTIONS

ANNEX B

ANNEX C

JOINDER AGREEMENT

                        THIS JOINDER IN SUBSIDIARY GUARANTY, MASTER SECURITY AGREEMENT AND STOCK PLEDGE AGREEMENT  (this “Joinder”) is executed as of February __, 2005 by GlobalNet Acquisition Corp., a Connecticut corporation (“Joining Party”), and delivered to Laurus Master Fund, Ltd., a Cayman Islands company (the “Purchaser”).  Except as otherwise defined herein, terms used herein and defined in the Purchase Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

                        WHEREAS, Host America Corporation, a Colorado corporation (the “Company”) and the Purchaser, have entered into a Securities Purchase Agreement, dated as of June 23, 2004 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), providing for the issuance of the Note and the Warrant and the execution of the Related Agreements referred to in the Purchase Agreement; and

                        WHEREAS, the Joining Party is a direct or indirect Subsidiary of the Company and desires, or is required pursuant to the provisions of the Purchase Agreement, to become a Guarantor under the Subsidiary Guaranty, an Assignor under the Master Security Agreement and a Pledgor under the Stock Pledge Agreement;

                        NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Purchaser and hereby covenants and agrees with the Purchaser as follows:

                        NOW, THEREFORE, the Joining Party agrees as follows:

                        1.         By this Joinder, the Joining Party becomes (i) a Guarantor for all purposes under the Subsidiary Guaranty, (ii) an Assignor for all purposes under the Master Security Agreement and (iii) a Pledgor for all purposes under the Stock Pledge Agreement.

                        2.         The Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Subsidiary Guaranty with respect to all Obligations (as defined in the Subsidiary Guaranty), and will be bound by all terms, conditions and duties applicable to a Guarantor under the Subsidiary Guaranty, the Purchase Agreement and the other Related Agreements.  Without limitation of the foregoing, and in furtherance thereof, the Joining Party unconditionally and irrevocably, guarantees the due and punctual payment and performance of all Obligations (on the same basis as the other Guarantors under the Subsidiary Guaranty).

                        3.         The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the Stock Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the Stock Pledge Agreement.  Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the Stock Pledge Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser grants to the Purchaser a security interest in all Collateral (as defined in the Stock Pledge Agreement), if any, now owned or, to the extent provided in the Stock Pledge Agreement, hereafter acquired by it.

                        4.         The Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement.  Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Master Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the Master Security Agreement), if any, now owned or, to the extent provided in the Master Security Agreement, hereafter acquired by it.

                        5.         In connection with the grant by the Joining Party, pursuant to paragraphs 3 and 4 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement) in favor of the Purchaser, the Joining Party (i) agrees to deliver to the Purchaser, together with the delivery of this Joinder, each of the items specified in Section 3of the Stock Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to the Purchaser such financing statements, in form acceptable to the Purchaser, as the Purchaser may request or as are necessary or desirable in the opinion of the Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement) owned by the Joining Party, (iii) authorizes the Purchaser to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” of the Joining Party all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Purchaser assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by the Purchaser.

                        6.         Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Guarantor pursuant to the Subsidiary Guaranty, (ii) each Assignor pursuant to the Master Security Agreement and (iii) each Pledgor pursuant to the Stock Pledge Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a Guarantor, Assignor and Pledgor pursuant to the Subsidiary Guaranty, Master Security Agreement and Stock Pledge Agreement, respectively, and all other Related Agreements to which it is or becomes a party.

                        8.         Each of Schedules _________ of the Purchase Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedules _______ attached hereto as Annex I.  Schedule A to the Stock Pledge Agreement is

hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II.  In addition, Schedule A to the Master Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex III.

                        9.         This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the Purchase Agreement or any other Related Agreement without the prior written consent of the Purchaser or as otherwise permitted by the Purchase Agreement or any Related Agreement.  THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

                        10.       From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Related Agreement” for all purposes of the Purchase Agreement and the Related Agreements.

                        11.       The effective date of this Joinder is February __, 2005.

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                        IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

GLOBALNET ACQUISITION CORP.

By:
Name:
Title:

Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

ANNEX I

ANNEX II

ANNEX III